Exhibit 10.4

FINAL FORM

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of [_____], 20[ ], by and among Covalto Ltd., a Cayman Islands exempted company (the “Company”), LIV Capital Acquisition Corp. II, a Cayman Islands exempted company (the “SPAC”), LIV Capital Acquisition Sponsor, L.P. II, a Cayman Islands limited liability company (the “Sponsor”), EarlyBirdCapital, Inc. (“EarlyBirdCapital”) and the securityholders of the Company hereto who have executed a signature page or Joinder Agreement (as defined below) to this Agreement (the “Shareholders”).

WITNESSETH:

WHEREAS, this Agreement is being entered into in connection with the consummation of the transactions contemplated by the Business Combination Agreement dated as of August [17], 2022, by and among the Company, the SPAC, and the other parties thereto (the “Business Combination Agreement”);

WHEREAS, the SPAC, the Sponsor and EarlyBirdCapital entered into that certain Registration Rights Agreement, dated as of February 7, 2022 (the “Original SPAC Agreement”), each of the SPAC, the Sponsor and EarlyBirdCapital hereby acknowledges and agrees that the Original SPAC Agreement shall be of no further force and effect and is hereby superseded and replaced in its entirety with the entry into this Agreement;

WHEREAS, the Company, the Covalto Co-Founders and certain investors party thereto entered into that certain Amended and Restated Investors’ Rights Agreement, dated as of October 16, 2020 (the “Investors’ Rights Agreement” and, together with the Original SPAC Agreement, the “Original Agreements”), and the Company hereby acknowledges and agrees that the Investors’ Rights Agreement shall be of no further force and effect, and the registration rights set forth in Section 1 thereof are hereby superseded and replaced in their entirety with the entry into this Agreement; and

WHEREAS, the Company has agreed to grant the other parties hereto registration rights in respect of the Class A ordinary shares of the Company, par value US$0.0001 per share (the “Class A Ordinary Shares”) and the Class B ordinary shares of the Company, par value US$0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, “Ordinary Shares”), with the rights, preferences and privileges set forth in the Amended and Restated Covalto Articles of Association on the terms and subject to the conditions set forth herein, effective upon the Closing.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                   Definitions. As used herein, the following terms have the following meanings:

1.1               “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of a Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

1.2               “Agreement” shall have the meaning given in the preamble.

1.3               “Block Trade” shall have the meaning given in Section 2.4.1.

1.4               “Board” shall mean the Board of Directors of the Company.

1.5               “Business Combination” shall have the meaning given in the recitals.

1.6               “Business Combination Agreement” shall have the meaning given in the recitals.

1.7               “Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

1.8               “Closing” means the closing of the Business Combination.

1.9               “Closing Date” means the date of the Closing.

1.10           “Company” shall have the meaning given in the preamble.

1.11           “Demanding Holder” means any of the Sponsor or one or more Existing Company Holders holding at least a majority-in-interest of Registerable Securities held by Existing Company Holders.

1.12           “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

1.13           “Existing Company Holders” means the Holders party to this Agreement that were holders of Covalto Ordinary Shares (as defined in the Business Combination Agreement) immediately following the Covalto Preferred Conversion.

1.14           “FINRA” means the Financial Industry Regulatory Authority Inc.

1.15           “Form F-1 Shelf” shall have the meaning given in Section 2.1.

1.16           “Form F-3 Shelf” shall have the meaning given in Section 2.1.

1.17           “Governmental Entity” means, with respect to the United States, Mexico, Cayman Islands or any other foreign or supranational entity: (a) any federal, provincial, state, local, municipal, foreign, national or international court, governmental commission, government or governmental authority, department, regulatory or administrative agency, board, bureau, agency or instrumentality or tribunal, or similar body; (b) any self-regulatory organization; or (c) any political subdivision of any of the foregoing.

1.18           “Holder” means any Shareholder (or its Permitted Transferees) that is party to this Agreement (including any Existing Company Holder) or listed on Schedule I to this Agreement and holds outstanding Registrable Securities.

1.19           “Holder Information” shall have the meaning given in Section 4.2.

1.20           “Joinder Agreement” means a joinder agreement, in substantially the form attached hereto as Exhibit A.

1.21           “Legal Proceeding” means any action, suit, hearing, claim, charge, audit, lawsuit, litigation, inquiry or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before a Governmental Entity.

1.22           “Legal Requirements” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, treaty, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, injunction, judgment, order, assessment, writ or other legal requirement, administrative policy or guidance, or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

1.23           “Maximum Number of Securities” shall have the meaning given in Section 2.3.2.

1.24           “Minimum Takedown Threshold” shall have the meaning given in Section 2.3.1.

1.25           “Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

1.26           “Other Coordinated Offering” shall have the meaning given in Section 2.4.1.

1.27           “Ordinary Shares” shall have the meaning given in the preamble.

1.28           “Permitted Transferees” shall have the meaning given in Section 5.5.2.

1.29           “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

1.30           “Piggyback Registration” shall have the meaning given in Section 2.3.5.

1.31           “Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

1.32           “Qualified Independent Underwriter” shall mean a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

1.33           “Registrable Securities” means the Ordinary Shares owned by any Holder immediately following the Closing, including any Ordinary Shares issuable upon the exercise of warrants, including any warrants received upon the conversion of any working capital loans in an amount up to $1,500,000 made to the SPAC by the Sponsor or an affiliate of the Sponsor, as applicable, or any convertible note made to the Company by the Sponsor or an affiliate of the Sponsor, as applicable, in an amount up to the aggregate outstanding principal amount of such convertible note, plus any unpaid and accrued interest thereof, and any other equity security of the Company issued or issuable with respect to any such Ordinary Shares by way of a share dividend or share split or in connection with a combination of share, acquisition, recapitalization, consolidation, reorganization, share exchange, share reconstruction and amalgamation or contractual control arrangement with, purchasing all or substantially all of the assets of, or engagement in any other similar transaction; provided that as to any particular Registrable Security, such securities shall cease to be Registrable Securities on the earlier to occur of (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such Registration Statement by the applicable Holder; (B)(i) such securities shall have been otherwise Transferred, (ii) new certificates for such securities not bearing (or book-entry positions not subject to) a legend restricting further Transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require Registration; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without Registration by the Holder thereof pursuant to Rule 144, as promulgated under the Securities Act (without the need for any manner of sale requirement or volume limitation); (E) such securities are sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; or (F) such securities are or were acquired pursuant to the registration statement on Form F-4 that was filed in connection with closing of the transactions contemplated by the Business Combination Agreement and such securities do not bear (or book-entry positions in respect of such securities are not subject to) a legend restricting further Transfers of such securities.

1.34           “Registration” shall mean a registration, including any related Underwritten Offering, effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

1.35           “Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including the following:

1.35.1      all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any national securities exchange on which the Ordinary Shares are then listed;

1.35.2      fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters, if any, in connection with blue sky qualifications of Registrable Securities);

1.35.3      printing, messenger, telephone and delivery expenses;

1.35.4      reasonable fees and disbursements of counsel for the Company;

1.35.5      reasonable and documented fees and disbursements of one (1) counsel for the Demanding Holders, not to exceed (a) $75,000 for the first Registration pursuant to this Agreement and (b) $40,000 for each subsequent Registration;

1.35.6      reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration (including the expenses of any special audit and/or comfort letter required by any Registration);

1.35.7      reasonable and documented fees and expenses of any transfer agent or custodian;

1.35.8      reasonable and documented fees and expenses payable to any Qualified Independent Underwriter;

1.35.9      expenses incurred in connection with any road show that the Company is obligated to participate in pursuant to the terms of this Agreement;

1.35.10  all internal expenses of the Company; and

1.35.11  any other fees and disbursements of Underwriters, if any, customarily paid by issuers of securities (excluding, for the avoidance of doubt, any underwriting discount, commission or spread).

1.36           “Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

1.37           “Requesting Holders” shall have the meaning given in Section 2.3.2.

1.38           “SEC” means the Securities and Exchange Commission.

1.39           “Securities Act” means the Securities Act of 1933, as amended.

1.40           “Shareholders” shall have the meaning given in the preamble.

1.41           “Shelf” shall mean the Form F-1 Shelf, the Form F-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.

1.42           “Shelf Registration” shall mean a Registration of securities pursuant to a Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

1.43           “Shelf Underwriting” shall have the meaning given in Section 2.3.

1.44           “SPAC” shall have the meaning given in the recitals.

1.45           “Sponsor” shall have the meaning given in the recitals.

1.46           “Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.2.

1.47           “Transfer” shall mean, directly or indirectly, the (x) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (y) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or any other derivative transaction with respect to, any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (z) public announcement of any intention to effect any transaction specified in clause (x) or (y).

1.48           “Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

1.49           “Underwriting Request” shall have the meaning given in Section 2.3.

1.50           “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

1.51           “Withdrawal Notice” shall have the meaning given in Section 2.3.3.

2.                   Registration. The following provisions govern the Registration of the Company’s securities:

2.1               Filing. Within forty-five (45) calendar days following the Closing Date, the Company shall submit to or file with the SEC a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or a Registration Statement for a Shelf Registration on Form F-3 (the “Form F-3 Shelf”), if the Company is then eligible to use a Form F-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) Business Days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (a) the ninetieth (90th) calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the Registration Statement and (b) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, the majority-in-interest of the Holders named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form F-1 Shelf, the Company may, at its option, convert the Form F-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form F-3 Shelf after the Company is eligible to use Form F-3. The Company’s obligation under this Section 2.1, shall be subject to Section 3.5. References to Form F-1 and F-3 herein (or any successors thereto) shall include references to Form S-1 and S-3 (or any successors thereto) if the Company ceases to be eligible to use Form F-1 or Form F-3.

2.2               Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, the majority-in-interest of the Holders named therein. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities

Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form F-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.2, shall be subject to Section 3.5.

2.3               Request for Underwritten Offering.

2.3.1          Shelf Underwriting. Subject to Section 3.5, when an effective Shelf is on file with the SEC, at any time following the expiration or waiver of any lockup applicable to any Demanding Holders party hereto, such Demanding Holders may from time to time request in writing to sell all or any part of its Registrable Securities pursuant to an Underwritten Offering pursuant to the Registration Statement, which written request shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof; provided that the Company shall only be obligated to effect an Underwritten Offering if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with a total offering price reasonably expected to exceed, in the aggregate, $10.0 million (the “Minimum Takedown Threshold”), net of all underwriting discounts and commissions. The Demanding Holder shall make such election by delivering to the Company a written request (an “Underwriting Request”) for such Underwritten Offering specifying the number of its Registrable Securities that the Demanding Holder desires to sell pursuant to such Underwritten Offering (the “Shelf Underwriting”). The Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable internationally recognized investment banks), subject to the majority-in-interest of the Demanding Holders’ prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Demanding Holders may demand an aggregate of not more than four (4) Shelf Underwritings pursuant to this Agreement (of which the Sponsor may demand not more than two (2)), and the Company is not obligated to effect (x) more than two (2) Shelf Underwritings per year (provided that the Sponsor may demand not more than one (1) Shelf Underwriting per year) or (y) a Shelf Underwriting within sixty (60) days after the closing of a prior Shelf Underwriting. The Company shall use its reasonable best efforts to effect such Shelf Underwriting, including the filing of any Prospectus supplement or any post-effective amendments and otherwise taking any action necessary to include therein all disclosure and language deemed necessary or advisable by the Demanding Holder to effect such Shelf Underwriting.

2.3.2          Reduction of Shelf Underwriting. If the managing Underwriter or Underwriters in a Shelf Underwriting, in good faith, advises the Company, the Demanding Holders and, if any, the Holders requesting piggy back rights pursuant to this Agreement with respect to such Shelf Underwriting (the “Requesting Holders”) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and all other Ordinary Shares or other equity securities, if any, that have been requested to be sold in the Shelf Underwriting pursuant to separate written contractual piggy-back registration rights held by any other shareholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Shelf Underwriting without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in the Shelf Underwriting, before including any Ordinary Shares or other equity securities proposed to be sold by the Company or by other holders of Ordinary Shares or other equity securities, the Registrable Securities of (i) first, the Demanding Holders that can be sold without exceeding the Maximum Number of Securities (pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Shelf Underwriting and the aggregate number of Registrable Securities that all of the Demanding Holders have requested be included in such Shelf Underwriting), (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Requesting Holder (if any) has requested be included in such Shelf Underwriting and the aggregate number of Registrable Securities that all of the Requesting Holders have requested be included in such Shelf Underwriting) that can be sold without exceeding the Maximum Number of Securities and (iii) third, to the extent the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), any other equity securities requested to be sold in the Shelf Underwriting (pro rata based on the respective number of equity securities requested to be included in such Shelf Underwriting).

2.3.3          Withdrawal. Prior to the filing of the applicable “red herring” Prospectus or Prospectus supplement used for marketing the Shelf Underwriting, the majority-in-interest of the Demanding Holders shall have the right to withdraw from the Shelf Underwriting for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from the Shelf Underwriting; provided that the Sponsor or one or more Existing Company Holders may elect to have the Company continue a Shelf Underwriting if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Shelf Underwriting by such Holders. If withdrawn, the demand for the Shelf Underwriting shall constitute a demand for the Shelf Underwriting by the Demanding Holder for purposes of Section 2.3.1, unless the Demanding Holder reimburses the Company for all Registration Expenses with respect to the Shelf Underwriting (or, if there are any other Shareholders participating in the Shelf Underwriting, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that the Demanding Holder has requested be included in the Shelf Underwriting); provided that, if the Sponsor or one or more Existing Company Holders elects to continue a Shelf Underwriting pursuant to the proviso in the immediately preceding sentence, such Shelf Underwriting shall instead count as a Shelf Underwriting demanded by the Sponsor or such Existing Company Holder, as applicable, for purposes of Section 2.3.1. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Underwriting. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Shelf Underwriting prior to its withdrawal under this Section 2.3.3.

2.3.4          Effective Registration. Notwithstanding Section 2.3.1 above or any other part of this Agreement, a Registration shall not count as a Registration unless and until (i) the Registration Statement has been declared effective by the SEC and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities is subsequently interfered with by any stop order or injunction of the SEC or any other Governmental Entity, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a request from a Demanding Holder in accordance with Section 2.3.1 becomes effective or is subsequently terminated.

2.3.5          Piggyback Rights. If any Demanding Holder proposes to conduct a

Shelf Underwriting pursuant to Section 2.3.1 or the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of equity securities or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company that constitutes an Underwritten Offering, in each case other than a Registration Statement (i) filed in connection with any employee option or other benefit plan, (ii) pursuant to a Registration Statement on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) for a rights offering, then, subject to Section 3.5, the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than five (5) days before the anticipated filing date of such Registration Statement or, in the case of a Shelf Underwriting, the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Offering, which notice shall (a) describe the amount and type of securities to be included in such Underwritten Offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (b) offer to all of the Holders of Registrable Securities the opportunity to include in such offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.3.6, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.3.5 to be included therein on the same terms and conditions as the securities of the other Holders or the Company, as applicable, included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering, provided that no Holder shall be required to make any representations or warranties in the underwriting agreement, except, if applicable, with respect to such Holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Holder’s material agreements and organizational documents and with respect to written information relating to such Holder that such Holder has furnished in writing expressly for inclusion in the Registration Statement. For avoidance of doubt, this Section 2.3.5 shall not apply to a Block Trade or Other Coordinated Offering. Notwithstanding the foregoing, no Holder who is subject to a lockup with respect to such Holder’s Registrable Securities shall have any right to have such Registrable Securities participate in such registration or offering except to the extent such lockup has expired or been waived.

2.3.6          Reduction of Piggyback Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in such Piggyback Registration in writing that the dollar amount or number of Registrable Securities that the Holders desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and all other Ordinary Shares or other equity securities, if any, that have been requested to be sold in the Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other shareholders of the Company, exceeds the Maximum Number of Securities, then:

2.3.6.1    If the Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Underwritten Offering (i) first, the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities, (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.3.5 (pro rata based on the respective number of Registrable

Securities that each Requesting Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that all of the Requesting Holders have requested be included in such Underwritten Offering) that can be sold without exceeding the Maximum Number of Securities and (iii) third, to the extent the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), any other equity securities requested to be sold in the Underwritten Offering (pro rata based on the respective number of equity securities requested to be included in such Underwritten Offering);

2.3.6.2    If the Underwritten Offering is pursuant to a request by shareholders of the Company other than the Holders, then the Company shall include in any such Underwritten Offering (i) first, the equity securities of such requesting shareholders of the Company, other than the Holders, that can be sold without exceeding the Maximum Number of Securities, (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.3.5 (pro rata based on the respective number of Registrable Securities that each Requesting Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that all of the Requesting Holders have requested be included in such Underwritten Offering) that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities and (vi) fourth, to the extent the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), any other equity securities requested to be sold in the Underwritten Offering (pro rata based on the respective number of equity securities requested to be included in such Underwritten Offering); and

2.3.6.3    If the Underwritten Offering is a Shelf Underwriting pursuant to a request by Demanding Holders pursuant to Section 2.3.1, then the Company shall include in any such Shelf Underwriting securities pursuant to Section 2.3.2.

2.3.7          Piggyback Withdrawal.The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) will have the right to terminate or withdraw any Registration Statement filed with the SEC in connection with a Piggyback Registration (which, in no circumstance, shall include the Shelf) at any time prior to the effectiveness of such Registration Statement, whether or not any Holder of Registrable Securities has elected to include securities in such registration. Notwithstanding anything to the contrary in this Agreement (other than Section 2.3.3), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.3.7.

2.3.8          Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company, if requested by the managing Underwriters, each Holder that is (a) an executive officer, (b) a director or (c) a Holder in excess of five percent (5%) of the outstanding Ordinary Shares (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not Transfer any Ordinary Shares or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Underwriters, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

2.4               Block Trades; Other Coordinated Offerings.

2.4.1          Notwithstanding any other provision of this Section 2, but subject to Section 3.5, at any time and from time to time when an effective Shelf is on file with the SEC, if any Demanding Holder (at any time following the expiration or waiver of any lockup applicable to such Demanding Holder) wishes to engage in (i) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”), or (ii) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price, either individually or together with other Demanding Holders, reasonably expected to exceed $25 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and the Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority-in-interest of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.

2.4.2          Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.2.

2.4.3          Notwithstanding anything to the contrary in this Agreement, Section 2.3.5 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.

2.4.4          The Demanding Holder in a Block Trade, or Other Coordinated Offering or Demanding Holders representing a majority-in-interest of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering, shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.4.5          A Demanding Holder in the aggregate may demand no more than two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.4 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.3.1 hereof.

3.                   Company Procedures

3.1               General Procedures. In connection with any Shelf and/or Underwritten Offering, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as soon as reasonably practicable:

3.1.1          prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;

3.1.2          prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least five percent (5%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3          at least two (2) Business Days prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, if any, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided that in no event shall the Company be required to delay or postpone the filing of such Registration Statement or Prospectus as a result of or in connection with such Holders’ review;

3.1.4          prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5          cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6          provide a transfer agent or warrant agent, as applicable, registrar and a CUSIP number for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7          advise each seller of such Registrable Securities, within five (5) Business Days after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any Legal Proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8          notify the Holders, within five (5) Business Days, at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.5;

3.1.9          in the event of an Underwritten Offering, in each of the following cases to the extent customary for a transaction of its type, permit the Sponsor, the Underwriters or other financial institutions facilitating such Underwritten Offering, if any, and any attorney, consultant or accountant retained by the Sponsor or Underwriters to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Underwritten Offering; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.10      in the event of an Underwritten Offering, permit the Sponsor to rely on any “cold comfort” letter from the Company’s independent registered public accountants provided to the managing Underwriter of such offering;

3.1.11      in the event of an Underwritten Offering, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of the Underwritten Offering, addressed to the Underwriters, if any, covering such legal matters with respect to the Underwritten Offering in respect of which such opinion is being given as the Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;

3.1.12      in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.13      in the event of any Underwritten Offering, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.14      otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

3.2               Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable and documented fees and expenses of any legal counsel representing the Holders (as well as of any attorney, consultants or consultant retained by the Holders under Section 3.1.9 or otherwise).

3.3               Share Distributions. In connection with any Shelf, if the Company shall receive a request from a Holder of Registrable Securities included therein to effectuate a pro rata in-kind distribution or other similar Transfer for no consideration of such Registrable Securities pursuant to such Registration to its members, partners or shareholders, as the case may be, then the Company shall deliver or cause to be delivered to the transfer agent and registrar for the Registrable Securities an opinion of counsel to the Company reasonably acceptable to such transfer agent and registrar that any legend referring to the Securities Act may be removed upon such distribution or other Transfer of such Registrable Securities pursuant to such Registration; provided that the distributee or transferee of such Registrable Securities is not and has not been for the preceding ninety (90) calendar days an affiliate of the Company (as defined in Rule 405 promulgated under the Securities Act). The Company’s obligations hereunder are conditioned upon the receipt of a representation letter reasonably acceptable to the Company from such Holder regarding such proposed pro rata in-kind distribution or other similar Transfer for no consideration of such Registrable Securities.

3.4               Requirements for Participation in Registration Statement in Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information. Notwithstanding anything in this Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.4 shall not affect the Registration of the other Registrable Securities to be included in such Registration.

3.5               Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.5.1          Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.5.2          Subject to Section 3.5.3, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith determination of the Board, be seriously detrimental to the Company or would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock or any merger, consolidation, tender offer, recapitalization, reorganization, financing or other material transaction or event involving the Company (including without limitation any “at the market” offering or other capital raise), and the Board determines that it is in the best interests of the Company to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the applicable Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.5.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.5.3          The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.5.2 shall be exercised by the Company, in the aggregate, for not more than three (3) occasions, for not more than sixty (60) consecutive calendar days or for not more than one hundred and twenty (120) total calendar days, in each case, during any twelve (12)-month period.

3.6               Reporting Obligations. As long as any Registrable Securities remain outstanding, the Company, at all times while it shall be a reporting company under the Exchange Act, shall use reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the SEC pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.6. The Company further covenants that it shall use reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect).

4.                   Indemnification and Contribution

4.1               The Company agrees to indemnify, to the extent permitted by law, each participating Holder, its directors, officers, partners, managers, members, investment advisors, employees, shareholders and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees of one (1) law firm) arising from, in connection with, or relating to any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information so furnished in writing to the Company or on behalf of such Holder expressly for use therein or such Holder has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any other law, rule or regulation thereunder; provided, however, that the indemnification contained in this Section 4.1 shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities and out of pocket expenses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any losses, claims, damages, liabilities and out of pocket expenses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Holder (B) in connection with any failure of such Holder to deliver or cause to be delivered a Prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any Person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of a Holder in violation of Section 3.5.1 hereof.

4.2               In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including, without limitation, reasonable outside attorneys’ fees) arising from, in connection with, or relating to any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in (or not contained in, in the case of an omission) any information so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint, among such Holders, and the liability of each such Holder shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities giving rise to such indemnification obligation.

4.3               Each Holder acknowledges its primary responsibilities under the Securities Act and covenants and agrees to not sell or otherwise Transfer Ordinary Shares or any interest therein without complying with the requirements of the Securities Act. Both the Company and its transfer agent and each of their directors, officers and agents and each Person who controls the Company and its transfer agent, may rely on this Section 4.3 and each Holder hereunder will indemnify and hold harmless each of such persons from all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable and documented outside attorneys’ fees) resulting from any breaches or violations of this Section 4.3.

4.4               Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) outside counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Legal Proceeding.

4.5               The indemnification provided for under this Section 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the Transfer of Registrable Securities.

4.6               If the indemnification provided under this Section 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Holder shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.1, Section 4.2 and Section 4.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any Legal Proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.6 from any Person who was not guilty of such fraudulent misrepresentation.

5.                   Miscellaneous.

5.1               Confidentiality. Each Shareholder agrees that any information obtained pursuant to this Agreement (including any information about any proposed Registration or offering pursuant to Section 2) will not be disclosed or used for any purpose other than the exercise of rights under this Agreement without the prior written consent of the Company; provided that any such information may be disclosed on a confidential basis to its directors, officers, employees, representatives and legal counsel or as required by law.

5.2               Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

5.3               Governing Law. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

5.4              Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.5               Successors and Assigns; Assignment.

5.5.1          Except as otherwise expressly set forth in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.5.2          None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or Transferred without the prior consent in writing of each party to this Agreement, with the exception of assignments and transfers from a Shareholder to any other Person which controls, is controlled by, or is under common control with, such Shareholder, and as to any Shareholder which is an entity, assignments and transfers to its direct or indirect partners, members or equity holders, any affiliate (as defined in Rule 405 promulgated under the Securities Act), or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates (for the avoidance of doubt, a managed account managed by the same investment manager of any member of either Sponsor shall be deemed an affiliate of such member) (collectively “Permitted Transferees”).

5.5.3          Notwithstanding anything in this Section 5.5, (a) any Permitted Transferee shall, in connection with their assignment or transfer of Ordinary Shares, execute a Joinder Agreement to be entered into between the Company and such Permitted Transferee at the time of the applicable Transfer, pursuant to which such Permitted Transferee shall be deemed to be a party to this Agreement, and (b) any other Person owning or acquiring Registrable Securities may, at the Company’s request, execute a Joinder Agreement with the Company, pursuant to which such Person shall be deemed to be a party to this Agreement. Failure to comply with this Section 5.5.3 shall relieve the Company of its obligations under this Agreement with respect to such Permitted Transferee. Unless otherwise noted in the applicable Joinder Agreement, each Permitted Transferee shall be deemed a Holder.

5.6               Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) with the written consent of the Company and the Holders holding a majority-in-interest of the Registrable Securities; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder or a group of Holders, solely in its or their capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of each Holder so affected.

5.7               Other Registration Rights. The Company represents and warrants that no Person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other Person following the Closing Date. Further, each of the Company and the SPAC represents and warrants that this Agreement supersedes any other registration rights agreement, including the Original Agreements, or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.8               Termination. This Agreement will automatically terminate upon the earlier to occur of (i) the tenth (10th) anniversary of the date of this Agreement, (ii) any acquisition of the Company, including by way of merger or consolidation, after the Business Combination, as a result of which the Registrable Securities are converted into the right to receive consideration consisting solely of cash or other property other than securities listed on a national securities exchange registered under Section 6 of the Exchange Act or (iii) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities.

5.9               Shareholder Information. Each Shareholder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

5.10           Notices. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be mailed by registered mail, postage prepaid, or otherwise delivered by electronic mail, hand or by messenger, addressed to such party’s address as set forth in the shareholders register maintained by the Company or at such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this Section 5.10 shall be effective (a) on the date of delivery if delivered personally; (b) one (1) Business Day after being sent by a nationally recognized overnight courier guaranteeing overnight delivery; (c) when sent, if delivered by email (provided that no “error message” or other notification of non-delivery is generated); or (d) on the fifth (5th) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Any notice or communication under this Agreement must be addressed, if to the Company, to: Covalto Ltd., Boulevard Miguel de Cervantes Saavedra, Piso 16, 11520, Ciudad de México, CDMX, Attention: David Poritz and Eduardo Mendoza, Email: dporitz@credijusto.com; emendoza@credijusto.com, copy to Simpson Thacher & Bartlett LLP, Attention: S. Todd Crider, tcrider@stblaw.com, and, if to any Holder, at such Holder’s address, email address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) calendar days after delivery of such notice as provided in this Section 5.10.

5.11           Delays or Omissions. No failure or delay of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

5.12           Severability. In the event that any term, provision, covenant or restriction of this Agreement, or the application thereof, is held to be illegal, invalid or unenforceable under any present or future Legal Requirement: (i) such provision will be fully severable; (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom; and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.

5.13           Counterparts; Electronic Execution. This Agreement may be executed in multiple counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery by electronic transmission to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

5.14           Aggregation of Shares. All Ordinary Shares held by affiliated Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.15           No Third-Party Beneficiaries. Except as expressly provided in this Agreement, this Agreement (including the documents and instruments referred to herein) is not intended to confer on any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder.

5.16           Mutual Drafting. This Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

5.17           Effectiveness; Entire Agreement; Restatement. This Agreement shall become effective as of the Closing and prior thereto shall be of no force or effect. If the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and be of no force or effect. Upon Closing, this Agreement shall constitute the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, including the Original Agreements, and understandings relating to such subject matter.

5.18           Adjustments. If, and as often as, there are any changes in the Registrable Securities by way of share split, share dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have signed this Agreement as the date first set forth above.

COVALTO LTD.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

LIV CAPITAL ACQUISITION CORP. II.

By:
Name:
Title:
Address:

LIV CAPITAL ACQUISITION SPONSOR, L.P. II

By:
Name:
Title:
Address:

Controalosa, S.A. de C.V.

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Guillermo Zambrano Martinez

Address:

Trebol Holdings, S.A. de C.V.

By:
Name:
Title:
Address:

Guillermo Zambrano Martinez

Address:

[Signature Page to Registration Rights Agreement]

Alejandro Morera

Address:

Ana Luz Álvarez

Address:

Fausto Miranda

Address:

[Signature Page to Registration Rights Agreement]

Jorge Viesca

Address:

Miguel de Angoitia Legorreta

Address:

Fernando González

Address:

[Signature Page to Registration Rights Agreement]

Fumberto Zesati González

Address:

José Antonio Solano Arroyo

Address:

José Alverde Losada

Address:

[Signature Page to Registration Rights Agreement]

María Fernanda Alonso Avilés

Address:

Mariana Romero Casillas

Address:

Luis Rodrigo Clemente Gamero

Address:

[Signature Page to Registration Rights Agreement]

Patricio Mangino Lissarrague

Address:

Miriam Corona Chacón

Address:

Gustavo Robles Ríos

Address:

[Signature Page to Registration Rights Agreement]

Alejandro Uribe Riba

Address:

Edgar Alejandro Perdomo Liceras

Address:

Administradora LIV Capital, S.A.P.I. de C.V.

Address:

[Signature Page to Registration Rights Agreement]

Miguel Ángel Dávila Guzmán

Address:

EarlyBirdCapital, Inc.

By:
Name:
T	Title:
Address:

David Nussbaum

Address:

[Signature Page to Registration Rights Agreement]

Steven Levine

Address:

Mauro Conijeski

Address:

Allan Apoj Pascal

Address:

[Signature Page to Registration Rights Agreement]

David Solomon Poritz

Address:

Eduardo Mendoza

Address:

Kaszek Ventures Opportunity II, L.P

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Kaszek Ventures III, L.P.

By:
Name:
Title:
Address:

Kaszek Ventures Opportunity I, L.P.

By:
Name:
Title:
Address:

Elevar Investments Canada LP

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

QED LatAm Fund LP

By:
Name:
Title:
Address:

QED Fund III, LP

By:
Name:
Title:
Address:

QED LatAm Fund II, LP

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

City Hall Capital LLC

By:
Name:
Title:
Address:

Broadhaven Credijusto I, LLC

By:
Name:
Title:
Address:

Broadhaven Credijusto II, LLC

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Broadhaven Credijusto III, LLC

By:
Name:
Title:
Address:

Broadhaven Credijusto IV, LLC

By:
Name:
Title:
Address:

Broadhaven Credijusto V, LLC

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Broadhaven Credijusto VI, LLC

By:
Name:
Title:
Address:

M4Fund, LLC

By:
Name:
Title:
Address:

SSC Venture Fund, LLC

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

VPC Specialty Lending Investments Intermediate, L.P.

By:
Name:
Title:
Address:

VPC Specialty Finance Fund I, L.P.

By:
Name:
Title:
Address:

VPC Specialty Lending Fund (NE), L.P.

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

VPC Specialty Lending Fund (NE), Ltd.

By:
Name:
Title:
Address:

Flatiron Investors Credijusto, LLC

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Supernode Ventures Credijusto LLC

By:
Name:
Title:
Address:

Supernode Ventures I, L.P.

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

James R. Gates Separate Property Revocable Trust

By:
Name:
Title:
Address:

M and D Two Limited

By:
Name:
Title:
Address:

Zachary Frankel

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Ricky Sperber

By:
Name:
Title:
Address:

Novel Strategy Investments S.A.

By:
Name:
Title:
Address:

Point72 Ventures Investments, LLC

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

Thomvest Ventures Opportunities I LP

By:
Name:
Title:
Address:

Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero, Acting Solely in its Capacity as Trustee Pursuant to the Contrato de Fideicomiso Irrevocable de Emisión de Certificados Bursátiles Fiduciarios de Desarrollo Número F/2416

By:
Name:
Title:
Address:

LIV Mexico Growth Fund IV, L.P.

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

NRZ RMBS V L.L.C.

By:
Name:
Title:
Address:

Bienes Infra Investment, S.A.

By:
Name:
Title:
Address:

Pine Tree Group S.A.

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

[___________][1]

By:
Name:
Title:
Address:

1Additional Covalto Investors may be included

[Signature Page to Registration Rights Agreement]

Schedule I

Certain Holders

1.	LIV CAPITAL ACQUISITION SPONSOR, L.P. II

2.	Controalosa, S.A. de C.V.

3.	Guillermo Zambrano Martínez

4.	Trebol Holdings, S.A. de C.V.

5.	Alejandro Morera

6.	Ana Luz Álvarez

7.	Fausto Miranda

8.	Jorge Viesca

9.	Miguel de Angoitia Legorreta

10.	Fernando González

11.	Humberto Zesati González

12.	José Antonio Solano Arroyo

13.	José Alverde Losada

14.	Jorge C. Esteve Recolons

15.	María Fernanda Alonso Avilés

16.	Mariana Romero Casillas

17.	Luis Rodrigo Clemente Gamero

18.	Patricio Mangino Lissarrague

19.	Miriam Corona Chacón

20.	Gustavo Robles Ríos

21.	Alejandro Uribe Riba

22.	Edgar Alejandro Perdomo Liceras

23.	Administradora LIV Capital, S.A.P.I. de C.V.

24.	Miguel Ángel Dávila Guzmán

25.	EarlyBirdCapital, Inc.

26.	David Nussbaum

27.	Steven Levine

28.	Mauro Conijeski

Exhibit A

Form of Joinder Agreement

[ ], 20[__]

Reference is hereby made to the Registration Rights Agreement, dated [•], 20[__] (the “RRA”), by and among Covalto Ltd., a Cayman Islands exempted company (the “Company”), and the Shareholders named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the RRA.

Pursuant to Section 5.5 of the RRA, each of the undersigned hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it shall be deemed to be a party to the RRA as if it were an original signatory thereto and hereby expressly assumes, and agrees to perform and discharge, all of the obligations and liabilities of a party thereto as the case may be, under the RRA. All references in the RRA to the “Shareholders” or “Holders”, as the case may be, shall hereafter include each of the undersigned and their respective successors, as applicable.

Each of the undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action as the Company, the Shareholders or any undersigned party may reasonably require to effect the purpose of this Joinder Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date herein above set forth.

[•]

By:
Name:
Title:

Address:

COVALTO LTD.

By:
Name:
Title:

[Signature Page to Joinder Agreement]